UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2024

Ambrx Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56600	93-2892120
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10975 North Torrey Pines Road, La Jolla, California, 92037

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 875-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 Par Value Per Share	AMAM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Securities Holders.

On March 6, 2024, Ambrx Biopharma, Inc., a Delaware corporation (“Ambrx”), held a special meeting of stockholders (the “Special Meeting”) virtually via live webcast.

As of the record date, February 2, 2024, there were 63,360,173 shares of Ambrx common stock eligible to be voted at the Special Meeting. At the Special Meeting, 49,907,437 shares, or approximately 78.77% of all outstanding shares of Ambrx common stock eligible to be voted at the Special Meeting, were present either in person via the virtual meeting webcast or by proxy. Two matters were voted upon at the Special Meeting, with the Board of Directors of Ambrx recommending a vote “FOR” each of these proposals, as further described in the definitive proxy statement filed by Ambrx with the Securities and Exchange Commission (the “SEC”) on January 29, 2024.

Proposal No. 1 (the “Merger Proposal”) was to consider and vote on the proposal to adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated January 5, 2024, by and among Ambrx, Johnson & Johnson, a New Jersey corporation (“Parent”), and Charm Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into Ambrx (the “Merger”), with Ambrx surviving the Merger as a wholly owned subsidiary of Parent.

Proposal No. 2 (the “Adjournment Proposal”) was to consider and vote on the proposal to adjourn the Special Meeting to a later date or dates as provided in the Merger Agreement, if necessary or appropriate, including to solicit additional votes if there were insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

The Merger Proposal and the Adjournment Proposal were approved; however, because the Merger Proposal was approved, the Adjournment Proposal was not necessary. The table below shows the final voting results from the Special Meeting.

	For	Against	Abstain	Broker Non-Votes
Proposal 1 – The Merger Proposal	49,901,801	4,386	1,250	0
Proposal 2 – The Adjournment Proposal	49,651,271	130,654	125,512	0

The approval of the Merger Proposal satisfies the stockholder vote condition to the consummation of the Merger under the Merger Agreement. In addition, as previously disclosed, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, expired at 11:59 pm on February 21, 2024.

Item 7.01	Regulation FD Disclosures.

On March 6, 2024, Ambrx issued a press release announcing the Special Meeting voting results. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in Exhibit 99.1 is being furnished, not filed, pursuant to this Item 7.01. Accordingly, such information will not be incorporated by reference into any filing filed by Ambrx under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated by reference therein. The furnishing of the information in this Current Report on Form 8-K with respect to Exhibit 99.1 is not intended to, and does not, constitute a determination or admission by Ambrx that such information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Ambrx.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K includes certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements regarding the proposed transaction. Forward-looking statements may be identified by the words “intend,” “plan,” “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “believe,” “will” and similar expressions, are based on Ambrx’s current expectations, and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. Factors that could cause actual results and outcomes to differ include, but are not limited to, the following risks and uncertainties relating to the proposed transaction: the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement; the satisfaction of closing conditions to the transaction on a timely basis or at all; uncertainties as to the timing of the transaction; the possibility that competing offers will be made; litigation relating to the transaction; the impact of the transaction on Ambrx’s business operations; incurrence of unexpected costs and expenses in connection with the transaction; financial or other setbacks if the transaction encounters unanticipated problems; and the risks that the proposed transaction diverts management’s attention from Ambrx’s ongoing business operations.

Other important factors that could cause actual results and outcomes to differ materially from those expressed or implied include, but are not limited to, risks related to: Ambrx’s ability to execute on its strategy, including with respect to its R&D efforts, initiation of clinical trials and other anticipated milestones; the development and marketing approval of novel therapeutics, including potential delays in clinical trials and regulatory submissions and the fact that future clinical trial results/data may not be consistent with interim, initial or preliminary results/data or results/data from prior preclinical studies or clinical trials; Ambrx’s ability to fund operations as anticipated; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in Ambrx’s Quarterly Report on Form 10-Q filed with the SEC on November 13, 2023, and elsewhere in Ambrx’s reports filed with the SEC. Forward-looking statements contained in this communication are made as of this date, and Ambrx undertakes no duty to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 6, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2024

Ambrx Biopharma, Inc.

By:	/s/ Sonja Nelson
Name:	Sonja Nelson
Title:	Chief Financial Officer